UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2008

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Sun American Bancorp

(Exact name of registrant as specified in its charter)

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Delaware	0-22911	65-032364
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9293 Glades Road, Boca Raton, Florida  33434

 (Address of Principal Executive Office) (Zip Code)

(561) 544-1908

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sales of Equity Securities

(a)

On October 7, 2008 Sun American Bancorp (the “Company”) issued and sold in a private placement to “accredited investors,” as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), 93,750 units (the “Units”) at a purchase price of $4.00 per Unit, each Unit consisting of one share of Series A Non-Cumulative Perpetual Preferred Stock, par value $0.01 per share (collectively, the “Series A Preferred Stock”), and one four-year Class H Common Stock Purchase Warrant (collectively, the “Class H Warrants”) to purchase 1.6 shares of common stock, par value $.025 per share (“Common Stock”), at an exercise price of $2.50 per share of Common Stock.  The terms of the Series A Preferred Stock are described in Item 5.03 below.

The number of shares of Common Stock that a holder may acquire upon any exercise of the Class H Warrant will be limited to the extent necessary to ensure that following such exercise, the total number of shares of Common Stock then beneficially owned by holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of the Securities Exchange Act of 1934, as amended, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock, including for such purpose the shares of Common Stock issuable upon such exercise of the Class H Warrant.

The exercise price and/or the number of shares of Common Stock issuable upon the exercise of the Class H Warrants is subject to adjustments in case of a stock dividend, stock split, any recapitalization, reorganization, reclassification, consolidation or merger, to which the Company is a party, or sale of all or substantially all of the Company’s assets to another person or other transaction that is effected in such a way that holders of Common Stock are entitled to receive stock, securities or assets with respect to or in exchange for Common Stock.  The Company may at any time during the term of the Class H Warrant reduce the then current exercise price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

If after the date of issuance of the Class H Warrant the closing sale price per share of Common Stock for each of five consecutive trading days exceeds $6.00, subject to adjustment, then the Company may within five trading days of the end of such period call for redemption all or any portion of the Class H Warrant for $0.25 per share.  The form of the Class H Warrants is attached hereto as Exhibit 10.27.

The issuance of such shares of Series A Preferred Stock and Class H Warrants was exempt from the registration requirements of the Securities Act under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  The sales were part of an ongoing offering for 1,250,000 Units.  The offering is not being registered under the Securities Act and the securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 5.03

Amendment to Articles of Incorporation

(a)

On September 17, 2008, the Company’s Board of Directors designated the Series A Preferred Stock as a series of the Company’s “blank check preferred stock” authorized for issuance under the Company’s Amended and Restated Certificate of Incorporation.  The rights, preferences, powers, restrictions, and obligations of the Series A Preferred Stock are set forth in the Certificate of Designations filed with the Secretary of State of Delaware on October 7, 2008 (the “Certificate of Designations”), which was effective upon filing.

Under the Certificate of Designations, holders of Series A Preferred Stock will have limited voting rights as set forth therein.

Holders of Series A Preferred Stock are entitled to receive a dividend in an amount equal to 8% of the Stated Value (as defined in the Certificate of Designations) per annum (the “Series A Dividend”), when, as and if declared by the Company’s Board of Directors, payable on each of June 15 and December 15, to commence on December 15, 2008.  Series A Dividends will not be cumulative.  Holders of shares of Series A Preferred Stock will not be entitled to receive any Series A Dividends not declared by the Board of Directors (or a duly authorized committee of the Board of Directors) or if applicable, approved by the state and federal agencies regulating us.

In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company’s affairs, holders of Series A Preferred Stock will be entitled to receive, out of the Company’s assets or proceeds thereof legally available for distribution and after satisfaction of all liabilities and obligations to the Company’s creditors, before any distribution or payment out of the Company’s assets may be made to or set aside for the holders of Common Stock and any other junior stock, a liquidation preference in an amount equal to the Stated Value plus any declared and unpaid dividends, but without accumulation of any undeclared dividends.

The Series A Preferred Stock may not be redeemed by the Company prior to September 19, 2010.  At any time (and from time to time) on or after September 19, 2010, at the option of the Board of Directors (or a duly authorized committee of the Board of Directors), upon notice given as provided in the Certificate of Designations and subject to the Company obtaining any approvals as may be necessary from banking regulators and other government regulators, if any, the Company may redeem the shares of Series A Preferred Stock at the redemption price, in an amount equal to $4.00 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends.

Reference is made to the Certificate of Designations, a copy of which is filed as Exhibit 3.4 hereto and incorporated herein by this reference.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

Not applicable.

(b)

Pro Forma Financial Information.

Not applicable.

(c)

Shell Company Transactions.

Not applicable.

(d)

Exhibits.

Exhibit Number	Exhibits
3.4	Certificate of Designations as filed with the Secretary of State of Delaware on October 7, 2008 with respect to the Series A Preferred Stock.

10.27	Form of Class H Common Stock Purchase Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN AMERICAN BANCORP

By:	/s/ MICHAEL E. GOLDEN
Michael E. Golden President and Chief Executive Officer

Date:  October 10, 2008

EXHIBIT INDEX

Exhibit Number	Exhibits
3.4	Certificate of Designations as filed with the Secretary of State of Delaware on October 7, 2008 with respect to the Series A Preferred Stock.

10.27	Form of Class H Common Stock Purchase Warrant